UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 08, 2026

Palladyne AI Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39897	85-2838301
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 South 500 West, Suite 150
Salt Lake City, Utah		84101
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 927-7296

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PDYN	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Common Stock at an exercise price of $69.00 per share	PDYNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On June 8, 2026, Palladyne AI Corp. (the “Company”) issued a press release (the "Press Release") announcing entry into the MoU (as defined below). A copy of the press release is furnished as Exhibit 99.1 hereto and is posted on the investor relations page of its website at www.palladayneai.com. Also on June 8, 2026, the Company posted an investor presentation (the "Investor Deck") to the investor relations page of its website at www.palladyneai.com. A copy of the Investor Deck is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference. This presentation is expected to be used by the Company during the investor call announced in the Press Release scheduled for June 9, 2026 and may also be used in connection with other future presentations to investors and others. The information contained in the Investor Deck is summary information and contains forward-looking statements that are subject to risks and uncertainties, including those set forth in the Company’s filings with the Securities and Exchange Commission (the “SEC”). The information in the Investor Deck is as of June 8, 2026, except for information that is specifically identified as being as of an earlier date. The Company undertakes no obligation to publicly update or revise the information contained in the Investor Deck or this Item 7.01, except as required by law, although it may do so from time to time. Any such updating may be made through the filing of other reports or documents with the SEC, press releases, disclosure on the Company’s website or other means of public disclosure.

The Company announces material information to the public through a variety of means, including filings with the Securities and Exchange Commission, public conference calls, the Company’s website (https://www.palladyneai.com/), its investor relations website (https://investor.palladyneai.com/), and its news site (https://www.palladyneai.com/press/). The Company uses these channels, as well as its social media, including its X (@PalladyneAI) and LinkedIn accounts (https://www.linkedin.com/company/palladyneaicorp/), to communicate with investors and the public news and developments about the Company, its products and other matters. Therefore, the Company encourages investors, the media, and others interested in the Company to review the information it makes public in these locations, as such information could be deemed to be material information. The information that can be accessed through hyperlinks or website addresses included in this Current Report on Form 8-K and Exhibit 99.1 and Exhibit 99.2 attached hereto is deemed not to be incorporated in or part of this Current Report on Form 8-K.

The information contained in this Item 7.01 (including Exhibit 99.1 and Exhibit 99.2) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 (including Exhibit 99.1 and Exhibit 99.2) shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On June 8, 2026, the Company announced that it has entered into a memorandum of understanding (the “MOU”) with Israel Aerospace Industries Ltd., acting through its MBT Missiles Division, Systems, Missiles & Space Group (“IAI”). IAI is wholly owned by the government of Israel. Pursuant to the MOU, the Company will have the exclusive right to manufacture and market to the U.S. government certain IAI loitering munitions systems (each, a “System” and collectively the “Systems”). The Company has agreed not to manufacture and market any products that are functionally equivalent to the Systems during the term of the MOU. The first Systems subject to the MOU are the HAROP, HARPY and the Mini-HARPY systems. Notwithstanding the foregoing, nothing in the MOU precludes the government of Israel from selling Systems directly to the U.S. government.

Subject to the parties entering into a more extensive definitive implementation agreement, IAI has granted the Company a license to those intellectual property rights held by IAI relating to the Systems to enable the Company to manufacture and market the Systems in the United States. In order to retain these rights, the Company will be responsible for establishing and operating an assembly line in the United States at its sole cost and expense. The Company has agreed to pay IAI a market-rate royalty equal to a percentage of sales of the Systems. No other up-front royalty payments are due or will be paid by the Company for the rights to the Systems. The Company may also pay IAI for engineering support and other services. The MOU anticipates that IAI will sell a portion of the subsystems and components for the Systems to the Company, subject to approval of the United States Government and to the extent permitted by United States law.

The cooperation under the MOU may have a term of up to ten years subject to achievement of certain milestones. At the end of the term, including any extensions, the parties will engage in good faith discussions to evaluate the status of their cooperation and the relevant business outlook, and may mutually agree to extend the exclusivity period subject to terms to be agreed; continue the cooperation on a non-exclusive basis or terminate the collaboration.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated June 8, 2026
99.2	Investor Presentation
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Palladyne AI Corp.

Dated:	June 8, 2026	By:	/s/ Stephen Sonne
		Name: Title:	Stephen Sonne Chief Legal Officer & Secretary